Exhibit 10.41

Execution Version

GUARANTEE AND COLLATERAL AGREEMENT

made by

each of the Grantors (as defined herein)

in favor of

The Brown Family Trust, an Alaskan trust,

as Secured Party

Dated as of March 31, 2009

TABLE OF CONTENTS

ARTICLE I Definitions

1

Section 1.01

Definitions

1

Section 1.02

Other Definitional Provisions; References

6

ARTICLE II Guarantee

7

Section 2.01

Guarantee

7

Section 2.02

Payments

7

ARTICLE III Grant of Security Interest

7

Section 3.01

Grant of Security Interest

7

Section 3.02

Transfer of Pledged Securities

9

Section 3.03

Grantors Remains Liable under Accounts, Chattel Paper and Payment Intangibles  9

ARTICLE IV Acknowledgments, Waivers and Consents

9

Section 4.01

Acknowledgments, Waivers and Consents

9

Section 4.02

No Subrogation, Contribution or Reimbursement

11

ARTICLE V Representations and Warranties

12

Section 5.01

Representations in Loan Agreements

12

Section 5.02

Benefit to the Grantors.

12

Section 5.03

Solvency

12

Section 5.04

Title; No Other Liens

12

Section 5.05

Perfected First Priority Liens

12

Section 5.06

Legal Name, Organizational Status, Chief Executive Office

13

Section 5.07

Prior Names, Addresses, Locations of Tangible Assets

13

Section 5.08

Pledged Securities

13

Section 5.09

Instruments and Chattel Paper

13

Section 5.10

Truth of Information; Accounts

13

Section 5.11

Governmental Obligors

14

Section 5.12

Intellectual Property

14

ARTICLE VI Covenants

14

Section 6.01

Covenants in Loan Agreements

14

Section 6.02

Maintenance of Perfected Security Interest; Further Documentation

14

Section 6.03

Maintenance of Records

15

Section 6.04

Right of Inspection

15

Section 6.05

Further Identification of Collateral

15

Section 6.06

Changes in Locations, Name, etc.

16

Section 6.07

Compliance with Contractual Obligations

16

Section 6.08

Limitations on Dispositions of Collateral

16

Section 6.09

Pledged Securities

16

Section 6.10

Limitations on Modifications, Waivers, Extensions of Agreements Giving
Rise to Accounts

17

Section 6.11

Analysis of Accounts, Etc

17

i

Section 6.12

Instruments and Tangible Chattel Paper

18

Section 6.13

Maintenance of Equipment

18

Section 6.14

Intellectual Property

18

Section 6.15

Commercial Tort Claims

19

Section 6.16

Prohibition on Indebtedness

20

Section 6.17

Prohibition on Liens

20

Section 6.18

Compensation of Principals, Affiliates, and Advisers.

20

Section 6.19

Operation of Business

20

Section 6.20

Financial Information

20

Section 6.21

Notice of Certain Events

21

ARTICLE VII Remedial Provisions

21

Section 7.01

Pledged Securities

21

Section 7.02

Collections on Accounts, Etc

22

Section 7.03

Proceeds

22

Section 7.04

UCC and Other Remedies

23

Section 7.05

Private Sales of Pledged Securities

24

Section 7.06

Waiver; Deficiency

24

Section 7.07

Non-Judicial Enforcement

24

ARTICLE VIII The Secured Party

25

Section 8.01

Secured Party’s Appointment as Attorney-in-Fact, Etc

25

Section 8.02

Duty of Secured Party

26

Section 8.03

Execution/Filing of Financing Statements

27

ARTICLE IX Subordination of Indebtedness

27

Section 9.01

Subordination of All Grantor Claims

27

Section 9.02

Claims in Bankruptcy

27

Section 9.03

Payments Held in Trust

27

Section 9.04

Liens Subordinate

28

Section 9.05

Notation of Records

28

Section 9.06

Contribution

28

ARTICLE X Miscellaneous

28

Section 10.01

Waiver

28

Section 10.02

Notices

29

Section 10.03

Payment of Expenses, Indemnities, Etc

29

Section 10.04

Amendments in Writing

29

Section 10.05

Successors and Assigns

29

Section 10.06

Invalidity

30

Section 10.07

Counterparts

30

Section 10.08

Survival

30

Section 10.09

Captions

30

Section 10.10

No Oral Agreements

30

Section 10.11

Governing Law; Submission to Jurisdiction

30

Section 10.12

Acknowledgments

31

Section 10.13

Releases

32

ii

Section 10.14

Reinstatement

32

Section 10.15

Acceptance

33

SCHEDULES:

1.

Notice Addresses of Secured Party and Grantors

2.

Description of Pledged Securities

3.

Filings and Other Actions Required to Perfect Security Interests

4.

Correct Legal Name, Location of Jurisdiction of Organization, Organizational Identification Number, Taxpayor Identification Number and Chief Executive Office

5.

Prior Names, Prior Chief Executive Office, Location of Tangible Assets

6.

Intellectual Property

7.

Interests of Other Persons in Property of the Grantors

iii

This GUARANTEE AND COLLATERAL AGREEMENT, dated as of March 31, 2009, is made by Voyant International Corporation, a Nevada corporation (the “Maker”), and each of the other signatories hereto other than the Secured Party (the Maker and each of the other signatories hereto other than the Secured Party, being sometimes referred to herein collectively as the “Grantors”), in favor of The Brown Family Trust, an Alaskan trust, as Secured Party (the “Secured Party”).

A.

The Secured Party has heretofore made various loans to the Maker under the Loan Agreements (as such term is hereinafter defined) and, pursuant to the terms of the Amendment (as such term is hereinafter defined), the Secured Party has agreed to extend the maturity date of a portion of the Loans (as such term is hereinafter defined), subject to the execution and delivery by the Maker and the other Grantors of this Guarantee and Collateral Agreement.

B.

Pursuant to the terms of the Amendment, each of the Grantors (other than Maker) has agreed to guaranty the indebtedness and obligations of the Maker to the Secured Party, and each of the Grantors has agreed to grant a lien and security interest to the Secured Party in, to and covering the Collateral (as such term is hereinafter defined) owned by such Grantor, as security for the Obligations (as such term is hereinafter defined).

NOW, THEREFORE, in consideration of the premises and to induce the Secured Party to enter into the Loan Agreement, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01 Definitions

.

(a)

As used in this Guarantee and Collateral Agreement, each term defined above shall have the meaning indicated above.  Unless otherwise defined herein, terms defined in the Notes and used herein shall have the meanings given to them in the Notes, and the following terms (as well as all terms which are not capitalized herein, but which are defined in the UCC on the date hereof) are used herein as so defined:  Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Proceeds, Supporting Obligations, and Tangible Chattel Paper.

(b)

The following terms shall have the following meanings:

“$1,000,000 Note” shall mean that certain Secured Promissory Note, in the original principal amount of $1,000,000, dated as of October 14, 2008, executed and delivered by the Maker and payable to the order of the Lender, pursuant to the terms of the $1,000,000 Loan Agreement, as same may, from time to time, be amended, modified, supplemented, renewed, extended, and/or restated.

“$1,000,000 Loan Agreement” shall mean that certain Loan Agreement, dated as of October 14, 2008, between the Maker and the Lender, as same may, from time to time, be amended, modified, supplemented, renewed, extended, and/or restated.

“$2,000,000 Note” shall mean that certain Second Amended and Restated Secured Promissory Note, in the original principal amount of $2,000,000, dated as of February 29, 2008, executed and delivered by the Maker and payable to the order of the Lender, pursuant to the terms of the $2,000,000 Loan Agreement, as same may, from time to time, be amended, modified, supplemented, renewed, extended, and/or restated.

“$2,000,000 Loan Agreement” shall mean that certain Second Amended and Restated Loan Agreement, dated as of February 29, 2008, between the Maker and the Lender, as same may, from time to time, be amended, modified, supplemented, renewed, extended, and/or restated.

“$702,703 Note” shall mean that certain Amended and Restated Secured Promissory Note, in the original principal amount of $702,703, dated as of June 9, 2008, executed and delivered by the Maker and payable to the order of the Lender, pursuant to the terms of the $702,703 Loan Agreement, as same may, from time to time, be amended, modified, supplemented, renewed, extended, and/or restated.

“$702,703 Loan Agreement” shall mean that certain Amended and Restated Loan Agreement, dated as of June 9, 2008, between the Maker and the Lender, as same may, from time to time, be amended, modified, supplemented, renewed, extended, and/or restated.

“Account Debtor” shall mean a Person (other than any Grantor) obligated on an Account, Chattel Paper, or General Intangible.

“Agreement” shall mean this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Amendment” shall mean that certain Amendment to Second Amended and Restated Secured Promissory Note and Second Amended and Restated Loan Agreement, dated as of February 20, 2009, between the Maker and the Secured Party, in connection with the $2,000,000 Note and the $2,000,000 Loan Agreement.

“Business Day” shall mean a day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required by law to close.

 “Collateral” shall have the meaning assigned such term in Section 3.01.

“Copyrights” shall mean any and copyrights, rights and/or interests in copyrights, works protectable by copyrights, copyright registrations and/or copyright applications, including, without limitation, the copyright registrations and applications (if any) listed on Schedule 6 attached hereto and made a part hereof, and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

 “Grantor Claims” shall mean all debts and obligations of the Maker or of any other Grantor to any Grantor, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the debtor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by.

“Guarantors” shall mean, collectively, RocketStream, Inc., a Nevada corporation, and Zeros & Ones Technologies, Inc., a Delaware corporation.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)

all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)

the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c)

all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than 90 days after the date on which such trade account payable was created or which are being disputed in good faith);

(d)

Indebtedness secured by a Lien on property owned or being purchased by such Person (including Indebtedness arising under conditional sales or other title retention agreements), whether or not such Indebtedness shall have been assumed by such Person or is limited in recourse;

(e)

all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any equity interest in such Person or any other Person or any warrant, right or option to acquire such equity interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(f)

all guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership for which such Person is liable either by agreement or by operation of applicable law, but only to the extent of such liability.

“Intellectual Property” shall mean, collectively, all Copyrights, all Trademarks, all Trademark Licenses, all Patents, all Patent Licenses, and all rights, claims, and benefits associated therewith or attributable thereto.

“Issuers” shall mean, collectively, each issuer of a Pledged Security.

“Liens” shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.  The term “Lien” shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations.  For the purposes of this Agreement, each Grantor shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person in a transaction intended to create a financing.

“Loans” shall mean, collectively, the loans and extensions of credit by under, or as evidenced by, the $1,000,000 Note, the $1,000,000 Loan Agreement, the $2,000,000 Note, the $2,000,000 Loan Agreement, the $702,703 Note, and the $702,703 Loan Agreement.

“Loan Agreements” shall mean, collectively, the $1,000,000 Loan Agreement, the $2,000,000 Loan Agreement, and the $702,703 Loan Agreement, as same may, from time to time, be amended, modified, supplemented, renewed, extended, and/or restated.

“Loan Documents” shall mean, collectively, the Loan Agreements, the Notes, this Agreement, and any other or additional documents, instruments, and/or agreements, whether now existing or hereafter arising, evidencing, securing, or otherwise relating to any of the Notes and/or the indebtedness evidenced thereby, as each of same may, from time to time, be amended, supplemented, modified, and/or restated.

“Notes” shall mean, collectively, the $1,000,000 Note, the $2,000,000 Note, and the $702,703 Note, as same may, from time to time, be amended, modified, supplemented, renewed, extended, and/or restated, together with any other or additional promissory notes that may, from time to time, evidence the indebtedness, or any portion thereof, currently evidenced by any of such notes.

“Obligations” shall mean, collectively, all indebtedness, liabilities and obligations of the Maker and/or each Guarantor to the Secured Party, of whatsoever nature and howsoever evidenced, due or to become due, now existing or hereafter arising, whether direct or indirect, absolute or contingent, including, without limitation, any of same which may arise under, out of, or in connection with any of the Loan Agreements, any of the Notes, any of the other Loan Agreements, and all other agreements, guarantees, notes and other documents entered into by any party in connection therewith, and any amendment, restatement or modification of any of the foregoing, including, but not limited to, the full and punctual payment when due of any unpaid principal under the Notes, interest (including, without limitation, interest accruing at any post-default rate and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, reimbursement obligations, guaranty obligations, penalties, indemnities, legal and other fees, charges and expenses, and amounts advanced by and expenses incurred in order to preserve any collateral or security interest, whether due after acceleration or otherwise.

“Patents” shall mean: (i) all letters patent of the United States and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 6 hereto, and (ii) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 6 hereto.

“Patent License” shall mean all agreements, whether written or oral, providing for the grant by any Grantor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 6 hereto.

“Permitted Liens” shall mean the (i) Liens in favor of the Secured Party, (ii) Liens for taxes, assessments or other governmental charges or levies which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves are maintained by the applicable Grantor(s) in accordance with GAAP, (iii) statutory landlord’s liens, operators’, vendors’, carriers’, warehousemen’s, repairmen’s, mechanics’, suppliers’, workers’, materialmen’s, construction or other like Liens arising by operation of law in the ordinary course of business each of which is in respect of obligations that are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves are maintained by the applicable Grantor(s) in accordance with GAAP, (iv) Liens in favor of WAA, LLC, securing loans (in the aggregate principal amount not to exceed $350,000) heretofore made by WAA, LLC to the Maker and/or certain of the other Grantors, to the extent that such Liens are contractually subordinated to the Liens in favor of the Secured Party pursuant to a written subordination or intercreditor agreement in form and substance acceptable to the Secured Party, and (v) Liens in favor of Mueller Trading L.P. (as collateral agent for itself, White Star LLC, Jason Lyons, and SRZ Trading, LLC), securing loans (in the aggregate principal amount not to exceed $300,000) heretofore made by such parties to the Maker and/or certain of the other Grantors, to the extent that such Liens are contractually subordinated to the Liens in favor of the Secured Party pursuant to a written subordination or intercreditor agreement in form and substance acceptable to the Secured Party.

“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental body or authority, or other entity.

 “Pledged Securities” shall mean: (i) all of the equity or ownership interests of Grantors, and/or each or any of them, in, to, or with respect to each Guarantor, whether now owned or hereafter acquired and whether now existing or hereafter arising, including, without limitation, the equity interests or ownership interests described or referred to in Schedule 2; and (ii) (a) the certificates or instruments, if any, representing such equity or ownership interests, (b) all dividends (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such equity or ownership interests, (c) all replacements, additions to and substitutions for any of the property referred to in this definition, including, without limitation, claims against third parties, (d) the proceeds, interest, profits and other income of or on any of the property referred to in this definition and (e) all books and records relating to any of the property referred to in this definition.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Trademarks” shall mean:  (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, including, without limitation, any thereof referred to in Schedule 6 hereto, and (ii) all renewals thereof.

“Trademark License” shall mean  any agreement, written or oral, providing for the grant by any Grantor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 6 hereto.

“UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of California; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the security interests of the Secured Party in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, the effect thereof or priority and for purposes of definitions related to such provisions.

ARTICLE I

Definitions

Section 1.02 Other Definitional Provisions; References

.  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  The gender of all words shall include the masculine, feminine, and neuter, as appropriate.  The words “herein,” “hereof,” “hereunder” and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection.  Any reference herein to a Section shall be deemed to refer to the applicable Section of this Agreement unless otherwise stated herein.  Any reference herein to an exhibit, schedule or annex shall be deemed to refer to the applicable exhibit, schedule or annex attached hereto unless otherwise stated herein.  Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

ARTICLE II

Guarantee

Section 2.01 Guarantee

.

(c)

Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Secured Party and its successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Maker and the Guarantors when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.  This is a guarantee of payment and not collection and the liability of each Guarantor is primary and not secondary.

(d)

Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

(e)

Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Article II or affecting the rights and remedies of the Secured Party hereunder.

(f)

Each Guarantor agrees that if the maturity of any of the Obligations is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this guarantee without demand or notice to such Guarantor.  The guarantee contained in this Article II shall remain in full force and effect until all the Obligations are indefeasibly paid in full in cash.

(g)

No payment made by the Maker, any of the Guarantors, any other guarantor or any other Person or received or collected by the Secured Party from the Maker, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until all the Obligations are indefeasibly paid in full in cash.

Section 2.02 Payments

.

  Each Guarantor hereby agrees and guarantees that payments hereunder will be paid to the Secured Party without set-off or counterclaim in Dollars at the location specified in the Notes for the making of payments to Secured Party under the applicable Note.

ARTICLE III

Grant of Security Interest

Section 3.01 Grant of Security Interest

.  Each Grantor hereby pledges, assigns and transfers to the Secured Party, and grants to the Secured Party a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest and whether now existing or hereafter coming into existence (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

(1)

all Accounts of the Maker and/or each Guarantor;

(2)

all Chattel Paper (whether Tangible Chattel Paper or Electronic Chattel Paper) of the Maker and/or each Guarantor;

(3)

all Commercial Tort Claims of the Maker and/or each Guarantor;

(4)

all Deposit Accounts other than payroll, withholding tax and other fiduciary Deposit Accounts, of the Maker and/or each Guarantor;

(5)

all Documents of the Maker and/or each Guarantor;

(6)

all General Intangibles of the Maker and/or each Guarantor (including, without limitation, all domain names and similar property described or referred to in Schedule 6 hereto);

(7)

all Goods (including, without limitation, all Inventory and all Equipment, but excluding all Fixtures) of the Maker and/or each Guarantor;

(8)

all Instruments of the Maker and/or each Guarantor;

(9)

all Intellectual Property of the Maker and/or each Guarantor;

(10)

all Investment Property of the Maker and/or each Guarantor;

(11)

all Letter-of-Credit Rights (whether or not the letter of credit is evidenced by a writing) of the Maker and/or each Guarantor;

(12)

all Patent Licenses of the Maker and/or each Guarantor;

(13)

all Supporting Obligations of the Maker and/or each Guarantor;

(14)

all of the Pledged Securities;

(15)

any and all other or additional property, rights, interests, and/or assets, of any type, kind, or nature, whether now owned or hereafter acquired and wherever located, of the Maker and/or each Guarantor;

(16)

all books and records pertaining to the Collateral; and

(17)

to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security, guarantees and other Supporting Obligations given with respect to any of the foregoing.

Section 3.02 Transfer of Pledged Securities

.  All certificates and instruments representing or evidencing the Pledged Securities shall be delivered to and held pursuant hereto by the Secured Party or a Person designated by the Secured Party and, in the case of an instrument or certificate in registered form, shall be duly indorsed to the Secured Party or in blank by an effective indorsement (whether on the certificate or instrument or on a separate writing), and accompanied by any required transfer tax stamps to effect the pledge of the Pledged Securities to the Secured Party.  Notwithstanding the preceding sentence, all Pledged Securities must be delivered or transferred in such manner, and each Grantor shall take all such further action as may be requested by the Secured Party, as to permit the Secured Party to be a “protected purchaser” to the extent of its security interest as provided in Section 8-303 of the UCC (if the Secured Party otherwise qualifies as a protected purchaser).

   Section 3.03 Grantors Remains Liable under Accounts, Chattel Paper and Payment Intangibles

.  Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts, Chattel Paper and Payment Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account, Chattel Paper or Payment Intangible.  The Secured Party shall not have any obligation or liability under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to such Account, Chattel Paper or Payment Intangible, pursuant hereto, nor shall the Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

ARTICLE IV

Acknowledgments, Waivers and Consents

Section 4.01 Acknowledgments, Waivers and Consents

.

(h)

Each Grantor acknowledges and agrees that the obligations undertaken by it under this Agreement involve the guarantee and the provision of collateral security for the obligations of Persons other than such Grantor and that such Grantor’s guarantee and provision of collateral security for the Obligations are absolute, irrevocable and unconditional under any and all circumstances.  In full recognition and furtherance of the foregoing, each Grantor understands and agrees, to the fullest extent permitted under applicable law and except as may otherwise be expressly and specifically provided in the Loan Documents, that each Grantor shall remain obligated hereunder (including, without limitation, with respect to the guarantee made by such Grantor hereby and the collateral security provided by such Grantor herein) and the enforceability and effectiveness of this Agreement and the liability of such Grantor, and the rights, remedies, powers and privileges of the Secured Party under this Agreement and the other Loan Documents shall not be affected, limited, reduced, discharged or terminated in any way:

(i)

notwithstanding that, without any reservation of rights against any Grantor and without notice to or further assent by any Grantor, (A) any demand for payment of any of the Obligations made by the Secured Party may be rescinded by the Secured Party and any of the Obligations continued; (B) the Obligations, the liability of any other Person upon or for any part thereof or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by, or any indulgence or forbearance in respect thereof granted by, the Secured Party; (C) the Notes and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Secured Party and the Maker may deem advisable from time to time; (D) the Maker, any Grantor or any other Person may from time to time accept or enter into new or additional agreements, security documents, guarantees or other instruments in addition to, in exchange for or relative to, the Notes, all or any part of the Obligations, or any Collateral now or in the future serving as security for the Obligations; (E) any collateral security, guarantee or right of offset at any time held by the Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released; and (F) any other event shall occur which constitutes a defense or release of sureties generally; and

(ii)

without regard to, and each Grantor hereby expressly waives to the fullest extent permitted by law, any defense now or in the future arising by reason of, (A) the illegality, invalidity or unenforceability of any Loan Agreement, any Note, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Secured Party, (B) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Grantor or any other Person against the Secured Party, (C) the insolvency, bankruptcy arrangement, reorganization, adjustment, composition, liquidation, disability, dissolution or lack of power of any Grantor or any other Person at any time liable for the payment of all or part of the Obligations or the failure of the Secured Party to file or enforce a claim in bankruptcy or other proceeding with respect to any Person; or any sale, lease or transfer of any or all of the assets of any Grantor, or any changes in the shareholders of any Grantor; (D) the fact that any Collateral or Lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien, it being recognized and agreed by each of the Grantors that it is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the Collateral for the Obligations; (E) any failure of the Secured Party to marshal assets in favor of any Grantor or any other Person, to exhaust any collateral for all or any part of the Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against any Grantor or any other Person or to take any action whatsoever to mitigate or reduce any Grantor’s liability under this Agreement, any of the Notes, or any other document, instrument, or agreement relating thereto; (F) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (G) the possibility that the Obligations may at any time and from time to time exceed the aggregate liability of such Grantor under this Agreement; or (H) any other circumstance, act or omission whatsoever (with or without notice to or knowledge of any Grantor), which constitutes, or might be construed to constitute, an equitable or legal discharge or defense of the Maker for the Obligations, or of such Grantor under the guarantee contained in Article II or with respect to the collateral security provided by such Grantor herein, or which might be available to a surety or guarantor, in bankruptcy or in any other instance.

(i)

Each Grantor hereby waives to the extent permitted by law:  (i) except as expressly provided otherwise in any Loan Document, all notices to such Grantor, or to any other Person, including but not limited to, notices of the acceptance of this Agreement, the guarantee contained in Article II or the provision of collateral security provided herein, or the creation, renewal, extension, modification, accrual of any Obligations, or notice of or proof of reliance by the Secured Party upon the guarantee contained in Article II or upon the collateral security provided herein, or of default in the payment or performance of any of the Obligations owed to the Secured Party and enforcement of any right or remedy with respect thereto; or notice of any other matters relating thereto; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in Article II and the collateral security provided herein and no notice of creation of the Obligations or any extension of credit already or hereafter contracted by or extended to the Maker need be given to any Grantor; and all dealings between the Maker and any of the Grantors, on the one hand, and the Secured Party, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in Article II and on the collateral security provided herein; (ii) diligence and demand of payment, presentment, protest, dishonor and notice of dishonor; (iii) any statute of limitations affecting any Grantor’s liability hereunder or the enforcement thereof; (iv) all rights of revocation with respect to the Obligations, the guarantee contained in Article II and the provision of collateral security herein; and (v) all principles or provisions of law which conflict with the terms of this Agreement and which can, as a matter of law, be waived.

(j)

When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor, the Secured Party may, but shall be under no obligation to, join or make a similar demand on or otherwise pursue or exhaust such rights and remedies as it may have against the Maker, any other Grantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Maker, any other Grantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Maker, any Grantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Secured Party against any Grantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.  The Secured Party shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in Article II or any property subject thereto.

Section 4.02 No Subrogation, Contribution or Reimbursement

.  Notwithstanding any payment made by any Grantor hereunder or any set-off or application of funds of any Grantor by the Secured Party, no Grantor shall be entitled to be subrogated to any of the rights of the Secured Party against the Maker or any other Grantor or any collateral security or guarantee or right of offset held by the Secured Party for the payment of the Obligations, nor shall any Grantor seek or be entitled to seek any indemnity, exoneration, participation, contribution or reimbursement from the Maker or any other Grantor in respect of payments made by such Grantor hereunder, and each Grantor hereby expressly waives, releases, and agrees not to exercise any such rights of subrogation, reimbursement, indemnity and contribution.  Each Grantor further agrees that to the extent that such waiver and release set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement, indemnity and contribution such Grantor may have against the Maker, any other Grantor or against any collateral or security or guarantee or right of offset held by the Secured Party shall be junior and subordinate to any rights the Secured Party may have against the Maker and such Grantor and to all right, title and interest the Secured Party may have in any collateral or security or guarantee or right of offset.  The Secured Party may use, sell or dispose of any item of Collateral or security pursuant to the terms hereof as it sees fit without regard to any subrogation rights any Grantor may have, and upon any disposition or sale, any rights of subrogation any Grantor may have shall terminate.

ARTICLE V

Representations and Warranties

To induce the Secured Party to enter into the Amendment, each Grantor hereby represents and warrants to the Secured Party that:

Section 5.01 Representations in Loan Agreements

.  Each of the representations and warranties set forth in Article 4 of each of the Loan Agreements is hereby incorporated into this Agreement, with the substitution of the name of each Grantor in lieu of the name of the “Company”, and each such representation and warranty, as so incorporated herein, is true and correct in all material respects as applied to each Grantor and its respective properties and business(es) as though the name of such Grantor was used therein instead of the “Company”.

Section 5.02 Benefit to the Grantors.

Each Grantor is a direct or indirect subsidiary of the Maker and its guaranty and surety obligations pursuant to this Agreement reasonably may be expected to benefit, directly or indirectly, it; and it has determined that this Agreement is necessary and convenient to the conduct, promotion and attainment of the business(es) of such Grantor and the Maker.

Section 5.03 Solvency

.  As of the date hereof, and after giving effect to this Agreement, such Grantor is Solvent.

Section 5.04 Title; No Other Liens

.  Except for Permitted Liens, such Grantor is the legal and beneficial owner of its respective items of the Collateral free and clear of any and all Liens.  As of the date hereof, no financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Secured Party pursuant to this Agreement. Except as set forth on Schedule 7 hereto, the Grantors, collectively, are the legal and beneficial owners of, and hold absolute title, free and clear of any and all Liens, to, all property, rights, and assets that are necessary for the continued conduct and operation of their respective businesses, as currently conducted by such Grantors, and no Person other than the Grantors owns or holds any right, title, claim, interest, or Lien in, to, or with respect to any of such property, rights, or assets.

Section 5.05 Perfected First Priority Liens

.  The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Secured Party in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Secured Party to the extent a security interest in the Collateral can be perfected by filing of UCC-1 financing statements, the filing of a security interest in the United States Patent and Trademark Office, the filing of a security interest in the United States Copyright Office, and/or delivery of stock certificates and Instruments, as collateral security for such Grantor’s obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral.

Section 5.06 Legal Name, Organizational Status, Chief Executive Office

.  On the date hereof, the correct legal name of such Grantor, such Grantor’s jurisdiction of organization, organizational number, taxpayor identification number and the location of such Grantor’s chief executive office or sole place of business are specified on Schedule 4.

Section 5.07 Prior Names, Addresses, Locations of Tangible Assets

.  Schedule 5 correctly sets forth (a) all names that such Grantor has used in the last five years and (b) the chief executive office of such Grantor over the last five years (if different from that which is set forth in Section 5.06 above).

Section 5.08 Pledged Securities

.  As of the date hereof, the shares (or such other equity interests) included in the definition of Pledged Securities pledged by such Grantor hereunder constitute all the issued and outstanding shares (or such other equity interests) of all classes of the capital stock or other equity interests of each Issuer owned by such Grantor.  All the shares (or such other equity interests) of the Pledged Securities have been duly and validly issued and are fully paid and non-assessable; and such Grantor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement. As of the date hereof, no Grantor owns, directly, indirectly, beneficially, or otherwise any shares (or other equity interests) in any Person, other than the shares (or other equity interests) included in the definition of Pledged Securities pledged by such Grantor hereunder.

Section 5.9 Instruments and Chattel Paper

.  Such Grantor has delivered to the Secured Party all Collateral constituting Instruments and Chattel Paper.  No Collateral constituting Chattel Paper or Instruments contains any statement therein to the effect that such Collateral has been assigned to an identified party other than the Secured Party, and the grant of a security interest in such Collateral in favor of the Secured Party hereunder does not violate the rights of any other Person as a secured party.

Section 5.10 Truth of Information; Accounts

.  All information with respect to the Collateral set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Grantor to the Secured Party, and all other written information heretofore or hereafter furnished by such Grantor to the Secured Party is and will be true and correct in all material respects as of the date furnished.  The place where each Grantor keeps its records concerning the Accounts, Chattel Paper and Payment Intangibles is: 444 Castro Street, Suite 318, Mountain View, California, 94041.

Section 5.11 Governmental Obligors

.  Unless otherwise notified to the Secured Party, none of the Account Debtors on such Grantor’s Accounts, Chattel Paper or Payment Intangibles is a Governmental Authority.

Section 5.12 Intellectual Property

.  Schedule 6 hereto includes all Patents and Patent Licenses, all Copyrights, and all Trademarks and Trademark Licenses owned by such Grantor in its own name as of the date hereof.  Each Patent, Copyright, and Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned.  As of the date hereof, except as set forth in Schedule 6 hereto, none of such Patents, Copyrights, and/or Trademarks is the subject of any licensing or franchise agreement.  As of the date hereof, no holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any such Patent, Copyright, or Trademark.  As of the date hereof, no action or proceeding is pending (i) seeking to limit, cancel or question the validity of any such Patent, Copyright, or Trademark, or (ii) which, if adversely determined, would have a material adverse effect on the value of any such Patent, Copyright, or Trademark.

ARTICLE VI

Covenants

Each Grantor covenants and agrees with the Secured Party that, with respect to such Grantor and the Collateral owned or claimed by such Grantor, from and after the date of this Agreement until all the Obligations are indefeasibly paid in full in cash:

Section 6.01 Covenants in Loan Agreements

.  Each Grantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no breach, violation, default, and/or Event of Default (howsoever designated) occurs or arises under any Loan Agreement.

Section 6.02 Maintenance of Perfected Security Interest; Further Documentation

.

(k)

Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 5.05 and shall defend such security interest against the claims and demands of all Persons whomsoever.

(l)

At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of such Grantor, such Grantor will promptly and duly give, execute, deliver, indorse, file or record any and all financing statements, continuation statements, amendments, notices (including, without limitation, notifications to financial institutions and any other Person), contracts, agreements, assignments, certificates, stock powers or other instruments, obtain any and all governmental approvals and consents and take or cause to be taken any and all steps or acts that may be necessary or advisable or as the Secured Party may reasonably request to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of, the Liens granted by this Agreement or to enable the Secured Party to enforce its rights, remedies, powers and privileges under this Agreement with respect to such Liens or to otherwise obtain or preserve the full benefits of this Agreement and the rights, powers and privileges herein granted; provided that notwithstanding anything herein to the contrary, so long as no Event of Default has occurred and is continuing, no Grantor shall be required to execute any control agreement with respect to any

Deposit Account or Investment Property (other than any Pledged Securities that are not maintained in a Securities Account).

(m)

Without limiting the obligations of the Grantors under Section 6.02(b):  (i) upon the written request of the Secured Party, such Grantor shall take or cause to be taken all actions (other than any actions required to be taken by the Secured Party) requested by the Secured Party to cause the Secured Party to (A) have “control” (within the meaning of Sections 9-105, 9-106 and 9-107 of the UCC) over any Collateral constituting Electronic Chattel Paper, Pledged Securities that are not maintained in a Securities Account, or Letter-of-Credit Rights, and (B) be a “protected purchaser” (as defined in Section 8-303 of the UCC); (ii) upon the written request of the Secured Party, with respect to Collateral with a value in excess of $50,000 other than certificated securities and goods covered by a document in the possession of a Person other than such Grantor or the Secured Party, such Grantor shall obtain written acknowledgment that such Person holds possession for the Secured Party’s benefit; and (iii) with respect to any Collateral constituting Goods with a value in excess of $50,000 that are in the possession of a bailee, such Grantor shall provide prompt notice to the Secured Party of any such Collateral then in the possession of such bailee, and such Grantor shall upon the written request of the Secured Party, take or cause to be taken all actions (other than any actions required to be taken by the Secured Party) necessary or requested by the Secured Party to cause the Secured Party to have a perfected security interest in such Collateral under applicable law.

(n)

This Section 6.02 and the obligations imposed on each Grantor by this Section 6.02 shall be interpreted as broadly as possible in favor of the Secured Party in order to effectuate the purpose and intent of this Agreement.

Section 6.03 Maintenance of Records

.  Such Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts.  For the Secured Party’s further security, the Secured Party shall have a security interest in all of such Grantor’s books and records pertaining to the Collateral, and such Grantor shall turn over any such books and records to the Secured Party or to its representatives during normal business hours at the request of the Secured Party and shall provide such clerical and other assistance as may be reasonably requested with regard thereto.

Section 6.04 Right of Inspection

.  The Secured Party and its agents and representatives shall at all times have full and free access during normal business hours and upon reasonable prior written notice to inspect all the books, correspondence and records of such Grantor, and the Secured Party and its agents and representatives may examine the same, take extracts therefrom and make photocopies thereof and shall at all times also have the right to enter into and upon any premises where any of the Collateral (including, without limitation, Inventory or Equipment) is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein, and such Grantor agrees to render to the Secured Party and its agents and representatives, at such Grantor’s sole cost and expense, such clerical and other assistance as may be reasonably requested with regard to any of the foregoing.

Section 6.05 Further Identification of Collateral

.  Such Grantor will furnish to the Secured Party from time to time, at such Grantor’s sole cost and expense, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

Section 6.06 Changes in Locations, Name, etc.

  Such Grantor recognizes that financing statements pertaining to the Collateral have been or may be filed where such Grantor is organized.  Without limitation of any other covenant herein, such Grantor will not cause or permit (i) any change to be made in its name, or (ii) any change such Grantor’s jurisdiction of organization, unless such Grantor shall have first (1) notified the Secured Party of such change at least ten (10) Business Days (or such shorter period of time as may be agreed to by the Secured Party acting in its sole discretion) prior to the effective date of such change, and (2) taken all action reasonably requested by the Secured Party for the purpose of maintaining the perfection and priority of the Secured Party’s security interests under this Agreement.  In any notice furnished pursuant to this Section 6.06, such Grantor will expressly state in a conspicuous manner that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Secured Party’s security interest in the Collateral.

Section 6.07 Compliance with Contractual Obligations

.  Such Grantor will perform and comply in all material respects with all its contractual obligations relating to the Collateral (including, without limitation, with respect to the goods or services, the sale or lease or rendition of which gave rise or will give rise to each Account).

Section 6.08 Limitations on Dispositions of Collateral

.  The Secured Party does not authorize, and such Grantor agrees not to sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so.

Section 6.09 Pledged Securities

.

(a)

If such Grantor shall become entitled to receive or shall receive any stock certificate or other instrument (including, without limitation, any certificate or instrument representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate or instrument issued in connection with any reorganization), option or rights in respect of the capital stock or other equity interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares (or such other interests) of the Pledged Securities, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Party, hold the same in trust for the Secured Party, and deliver the same promptly (and in any event within 30 days after their receipt) to the Secured Party in the exact form received, duly indorsed by such Grantor to the Secured Party, if required, together with an undated stock power or other equivalent instrument of transfer acceptable to the Secured Party covering such certificate or instrument duly executed in blank by such Grantor and with, if the Secured Party so requests, signature guaranteed, to be held by the Secured Party, subject to the terms hereof, as additional collateral security for the Obligations.

(b)

Without the prior written consent of the Secured Party, such Grantor will not (i) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof, (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iii) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Secured Party to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

(c)

In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Secured Party promptly in writing of the occurrence of any of the events described in Section 6.09(a) with respect to the Pledged Securities issued by it and (iii) the terms of Section 7.01(b) and Section 7.05 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 7.01(c) or Section 7.05 with respect to the Pledged Securities issued by it.

(d)

Such Grantor shall furnish to the Secured Party such stock powers and other equivalent instruments of transfer as may be required by the Secured Party to assure the transferability of and the perfection of the security interest in the Pledged Securities when and as often as may be reasonably requested by the Secured Party.

Section 6.10 Limitations on Modifications, Waivers, Extensions of Agreements Giving Rise to Accounts

.  Except, in each case, as may be consistent with such Grantor’s reasonable business judgment, such Grantor will not (i) amend, modify, terminate or waive any provision of any Chattel Paper, Instrument or any agreement giving rise to an Account or Payment Intangible in any manner which could reasonably be expected to materially adversely affect the value of such Chattel Paper, Instrument, Payment Intangible or Account as Collateral, or (ii) fail to exercise promptly and diligently each and every material right which it may have under any Chattel Paper, Instrument and each agreement giving rise to an Account or Payment Intangible (other than any right of termination).  Such Grantor shall deliver to the Secured Party a copy of each material demand, notice or document received by it relating in any way to any Chattel Paper, Instrument or any agreement giving rise to an Account or Payment Intangible.

Section 6.11 Analysis of Accounts, Etc

.  The Secured Party shall have the right from time to time and upon reasonable prior written notice to make test verifications of the Accounts, Chattel Paper and Payment Intangibles in any manner and through any medium that it reasonably considers advisable, and each Grantor, at such Grantor’s sole cost and expense, shall furnish all such assistance and information as the Secured Party may require in connection therewith.  At any time and from time to time, upon the Secured Party’s request and at the expense of each Grantor, such Grantor shall furnish to the Secured Party reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts, Chattel Paper and Payment Intangibles, and all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, Chattel Paper and Payment Intangibles, including, without limitation, all original orders, invoices and shipping receipts.

Section 6.12 Instruments and Tangible Chattel Paper

.  If any amount in excess of $50,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, such Instrument or Tangible Chattel Paper shall be promptly (and in any event within 30 days) delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party, to be held as Collateral pursuant to this Agreement.

Section 6.13 Maintenance of Equipment

.  Except, in each case, as may be consistent with such Grantor’s reasonable business judgment, such Grantor will maintain each item of Equipment owned by such Grantor in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

Section 6.14 Intellectual Property

.

(o)

Such Grantor (either itself or through licensees) will, except with respect to any Trademark that such Grantor shall reasonably determine is of negligible economic value to it, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Secured Party shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

(p)

Such Grantor will not, except with respect to any Patent, Copyright, or Trademark that such Grantor shall reasonably determine is of negligible economic value to it, do any act, or omit to do any act, whereby any such Patent, Copyright, or Trademark may become abandoned or dedicated.

(q)

Such Grantor will notify the Secured Party promptly upon its becoming aware that that any application or registration relating to any Patent, Copyright, or Trademark (except with respect to any Patent, Copyright, or Trademark that such Grantor shall reasonably determine is of negligible economic value to it) may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding such Grantor’s ownership of any such Patent, Copyright, or Trademark or its right to register the same or to keep and maintain the same.

(r)

Whenever a Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent, Copyright, or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Secured Party within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Secured Party, such Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Secured Party may request to evidence the Secured Party’s security interest in any such Patent, Copyright, or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby constitutes the Secured Party its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until all the Obligations are indefeasibly paid in full in cash.

(s)

Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents, Copyrights, and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(t)

In the event that any Patent, Copyright, or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, such Grantor shall promptly notify the Secured Party after it learns thereof and shall, unless such Grantor shall reasonably determine that such Patent, Copyright, or Trademark is of negligible economic value to such Grantor which determination such Grantor shall promptly report to the Secured Party, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Patent, Copyright, or Trademark.

Section 6.15 Commercial Tort Claims

.  If such Grantor shall at any time hold or acquire a Commercial Tort Claim that satisfies the requirements of the following sentence, such Grantor shall, within thirty (30) days after such Commercial Tort Claim satisfies such requirements, notify the Secured Party in a writing signed by such Grantor containing a brief description thereof, and granting to the Secured Party in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Secured Party.  The provisions of the preceding sentence shall apply only to a Commercial Tort Claim that satisfies the following requirements:  (i) the monetary value claimed by or payable to the relevant Grantor in connection with such Commercial Tort Claim shall exceed $50,000, and either (ii) (A) such Grantor shall have filed a law suit or counterclaim or otherwise commenced legal proceedings (including, without limitation, arbitration proceedings) against the Person against whom such Commercial Tort Claim is made, or (B) such Grantor and the Person against whom such Commercial Tort Claim is asserted shall have entered into a settlement agreement with respect to such Commercial Tort Claim.  In addition, to the extent that the existence of any Commercial Tort Claim held or acquired by any Grantor is disclosed by such Grantor in any public filing with the Securities Exchange Commission or any successor thereto or analogous Governmental Authority, or to the extent that the existence of any such Commercial Tort Claim is disclosed in any press release issued by any Grantor, then, upon the request of the Secured Party, the relevant Grantor shall, within thirty (30) days after such request is made, transmit to the Secured Party a writing signed by such Grantor containing a brief description of such Commercial Tort Claim and granting to the Secured Party in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

Section 6.16 Prohibition on Indebtedness

.  Neither the Maker nor any Guarantor shall incur, or suffer to exist, any Indebtedness of any such Person, other than Indebtedness that is expressly consented to in writing by the Secured Party in advance of the incurrence of same, which consent shall not be unreasonably withheld by the Secured Party.

Section 6.17 Prohibition on Liens

.  Neither the Maker nor any Guarantor shall create, or suffer to exist, any Lien (other than Permitted Liens) upon any of its property.

Section 6.18 Compensation of Principals, Affiliates, and Advisers.

  Neither the Maker nor any Guarantor shall pay, or incur any obligation to pay, any compensation, fees, reimbursements, or remuneration to any other Grantor, or to any family member or other affiliate of any Grantor, or to any advisers except for reasonable compensation to any such Person(s) for services rendered by such Person(s) pursuant to written agreement approved by the Board of Directors of the Maker.

Section 6.19 Operation of Businesses

.  Each Grantor shall use its respective best efforts to engage in, and to operate, its respective business(es) in a manner that will maximize the profitability and success of such  business(es) for the Maker and the Guarantors, and, thereby, maintain, preserve and enhance the value of the Collateral.

Section 6.20 Financial Information

.  Deliver to the Secured Party, in form and detail reasonably satisfactory to the Secured Party:

a.

within 15 days after the end of each fiscal month and within 30 days of the end of each fiscal quarter, (i) unaudited consolidated financial statements (including balance sheets, statements of income and loss, statements of cash flow and statements of shareholders’ equity) all in reasonable detail, fairly presenting the financial position and the results of operations of the Maker and each of the other Grantors as of the end of and through such periods, prepared in accordance with generally accepted accounting principles, consistently applied in the United States and consistent with past practice; (ii) a statement of any litigation or legal action pending or threatened against the Maker and/or any other Grantor certified as true and correct by the Maker’s Chief Executive Officer; and (iii) such other reports as the Secured Party may reasonably request.  The Secured Party acknowledges that said information will constitute material, nonpublic information and shall keep said information confidential until it has been publicly released by Maker or other applicable Grantor;

b.

 within five days after they are available (but in any event within ninety days after the end of each fiscal year) the audited annual financial statements for the Maker and each other Grantor and the annual budget for the Maker and each other Grantor, and allow the Secured Party reasonable access during normal business hours to visit the Maker and each of the other Grantors and inspect the financial records of the Maker and each of the other Grantors; and

c.

as soon as available, but in any event within five (5) Business Days after same are filed with the US Internal Revenue Service or other applicable governmental agency or authority, copies of all tax returns and other federal, state, or local tax filings made by, or on behalf of, the Maker and/or each other Grantor.

Section 6.21 Notice of Certain Events

.  Grantors shall immediately notify the Secured Party in writing of the occurrence or existence of any of the following events or circumstances: (i) any event or circumstance that (either immediately or with the passage of time and/or the giving of notice with respect thereto) would constitute an Event of Default  (howsoever designated) hereunder or under any of the other Loan Documents, (ii) any event or circumstance that (either immediately or with the passage of time and/or the giving of notice with respect thereto) would constitute an Event of Default (howsoever designated) under any material document, instrument, or agreement (other than the Loan Documents) to which any Grantor is a party or by which any Grantor and./or any of its respective property is bound, or (iii) any event or circumstance that could reasonably be expected to have a material adverse effect on (x) the financial condition, business, operations, and/or properties (including, without limitation, the Collateral) of the Maker and/or any other Grantor, or (y) any of the Liens created hereunder in favor of the Secured Party.

ARTICLE VII

Remedial Provisions

Section 7.01 Pledged Securities

.

(u)

Unless an Event of Default shall have occurred and be continuing and the Secured Party shall have given notice to the relevant Grantor of the Secured Party’s intent to exercise its corresponding rights pursuant to Section 7.01(b), each Grantor shall, subject to Section 6.09(a), be permitted to receive all dividends paid in respect of the Pledged Securities and to exercise all voting and corporate rights with respect to the Pledged Securities.

(v)

If an Event of Default shall occur and be continuing and the Secured Party shall have given notice to the relevant Grantor of the Secured Party’s intent to exercise its corresponding rights pursuant to this Section 7.01(b), then at any time in the Secured Party’s discretion without notice, (i) the Secured Party shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in such order and in such manner as the Secured Party shall deem appropriate, and (ii) any or all of the Pledged Securities shall be registered in the name of the Secured Party or its nominee, and the Secured Party or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders (or other equivalent body) of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of any Issuer, or upon the exercise by any Grantor or the Secured Party of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine), all without liability except to account for property actually received by it, but the Secured Party shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(w)

Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder (and each Issuer party hereto hereby agrees) to (i) comply with any instruction received by it from the Secured Party in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Secured Party in accordance with any such written instructions received by it from the Secured Party.

(x)

After the occurrence and during the continuation of an Event of Default, if the Issuer of any Pledged Securities is the subject of bankruptcy, insolvency, receivership, custodianship or other proceedings under the supervision of any Governmental Authority, then all rights of the Grantor in respect thereof to exercise the voting and other consensual rights which such Grantor would otherwise be entitled to exercise with respect to the Pledged Securities issued by such Issuer shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights, but the Secured Party shall have no duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.

Section 7.02 Collections on Accounts, Etc

.  The Secured Party hereby authorizes each Grantor to collect upon the Accounts, Instruments, Chattel Paper and Payment Intangibles subject to the Secured Party’s direction and control, and the Secured Party may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default.  Upon the request of the Secured Party at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify the Account Debtors that the applicable Accounts, Chattel Paper and Payment Intangibles have been assigned to the Secured Party and that payments in respect thereof shall be made directly to the Secured Party.  The Secured Party may in its own name or in the name of others communicate with the Account Debtors to verify with them to its satisfaction the existence, amount and terms of any Accounts, Chattel Paper or Payment Intangibles.

Section 7.03 Proceeds

.  If required by the Secured Party at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, Instruments, Chattel Paper and Payment Intangibles, when collected or received by each Grantor, and any other cash or non-cash Proceeds received by each Grantor upon the sale or other disposition of any Collateral, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Secured Party if required, in a special collateral account maintained by the Secured Party, subject to withdrawal by the Secured Party only, as hereinafter provided, and, until so turned over, shall be held by such Grantor in trust for the Secured Party, segregated from other funds of any such Grantor.  Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.  All Proceeds (including, without limitation, Proceeds constituting collections of Accounts, Chattel Paper, Instruments)

while held by the Secured Party (or by any Grantor in trust for the Secured Party) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided.  If an Event of Default shall have occurred and be continuing, at any time at the Secured Party’s election, the Secured Party shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as the Secured Party may elect, and any part of such funds which the Secured Party elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Secured Party to each Grantor or to whomsoever may be lawfully entitled to receive the same.

Section 7.04 UCC and Other Remedies

.  If an Event of Default shall occur and be continuing, the Secured Party may exercise in its discretion, in addition to all other rights, remedies, powers and privileges granted to it in this Agreement, the Notes, and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights, remedies, powers and privileges of a secured party under the UCC (whether the UCC is in effect in the jurisdiction where such rights, remedies, powers or privileges are asserted) or any other applicable law or otherwise available at law or equity.  Without limiting the generality of the foregoing, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released.  If an Event of Default shall occur and be continuing, each Grantor further agrees, at the Secured Party’s request, to assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at such Grantor’s premises or elsewhere.  Any such sale or transfer by the Secured Party either to itself or to any other Person shall be absolutely free from any claim of right by Grantor, including any equity or right of redemption or stay which Grantor has or may have under any rule of law, regulation or statute now existing or hereafter adopted.  Upon any such sale or transfer, the Secured Party shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred.  The Secured Party shall apply the net proceeds of any action taken by it pursuant to this Section 7.04, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in such order and in such manner as the Secured Party shall deem appropriate, and only after such application and after the payment by the Secured Party of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need the Secured Party account for the surplus, if any, to any Grantor.  To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

(y)

In the event that the Secured Party elects not to sell the Collateral, the Secured Party retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations.  Each and every method of disposition of the Collateral described in this Agreement shall constitute disposition in a commercially reasonable manner.  The Secured Party may appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

Section 7.05 Private Sales of Pledged Securities

.  Each Grantor recognizes that the Secured Party may be unable to effect a public sale of any or all the Pledged Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale.  The Secured Party shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.  Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may reasonably be necessary to make such sale or sales of all or any portion of the Pledged Securities pursuant to this Section 7.05 valid and binding and in compliance with any and all other applicable Governmental Requirements.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 7.05 will cause irreparable injury to the Secured Party, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 7.05 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

Section 7.06 Waiver; Deficiency

.  Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under the UCC or any other applicable law based upon its position as a surety or accommodation party with respect to the Obligations and/or the Maker.  The Maker and each Guarantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency.

Section 7.07 Non-Judicial Enforcement

.  The Secured Party may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law, each Grantor expressly waives any and all legal rights which might otherwise require the Secured Party to enforce its rights by judicial process.

ARTICLE VIII

The Secured Party

Section 8.01 Secured Party’s Appointment as Attorney-in-Fact, Etc

.

(z)

Each Grantor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all reasonably appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Secured Party the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)

pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(ii)

execute, in connection with any sale provided for in Section 7.04 or Section 7.05, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(iii)

(A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (B) take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible, Chattel Paper or Payment Intangible or with respect to any other Collateral, and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any such moneys due under any Account, Instrument or  General Intangible or with respect to any other Collateral whenever payable; (C) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (D) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (E) receive, change the address for delivery, open and dispose of mail addressed to any Grantor, and to execute, assign and indorse negotiable and other instruments for the payment of money, documents of title or other evidences of payment, shipment or storage for any form of Collateral on behalf of and in the name of any Grantor; (F) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (G) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (H) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Secured Party may deem appropriate; (I) assign any Patent, Copyright, or Trademark (along with the goodwill of the business to which any such Intellectual Property pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and (J) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and do, at the Secured Party’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(aa)

If any Grantor fails to perform or comply with any of its agreements contained herein within the applicable grace periods, the Secured Party, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(bb)

The expenses of the Secured Party incurred in connection with actions undertaken as provided in this Section 8.01, together with interest thereon at the Default Rate from the date of payment by the Secured Party to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Secured Party on demand.

(cc)

Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue and in compliance hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 8.02 Duty of Secured Party

.  The Secured Party’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account and shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral.  Neither the Secured Party, nor any of its officers, directors, employees or agents, shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Secured Party hereunder are solely to protect the Secured Party’s interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers.  The Secured Party shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither the Secured Party nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.  To the fullest extent permitted by applicable law, the Secured Party shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against any Grantor or other Person or ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not it has or is deemed to have knowledge of such matters.  Each Grantor, to the extent permitted by applicable law, waives any right of marshaling in respect of any and all Collateral, and waives any right to require the Secured Party to proceed against any

Grantor or other Person, exhaust any Collateral or enforce any other remedy which the Secured Party now has or may hereafter have against each Grantor, any Grantor or other Person.

Section 8.03 Execution/Filing of Financing Statements

.  Pursuant to the UCC and any other applicable law, each Grantor authorizes the Secured Party, its counsel or its representative, at any time and from time to time, to file or record financing statements, continuation statements, amendments thereto and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Secured Party reasonably determines appropriate to perfect the security interests of the Secured Party under this Agreement.  Additionally, each Grantor authorizes the Secured Party, its counsel or its representative, at any time and from time to time, to file or record such financing statements that describe the collateral covered thereby as “all assets of the Grantor”, “all personal property of the Grantor” or words of similar effect.  A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

ARTICLE IX

Subordination of Indebtedness

Section 9.01 Subordination of All Grantor Claims

.  At the written request of the Secured Party after and during the continuation of an Event of Default, no Grantor shall receive or collect, directly or indirectly, from any obligor in respect thereof any amount upon the Grantor Claims.

Section 9.02 Claims in Bankruptcy

.  In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief or other insolvency proceedings involving any Grantor, the Secured Party shall have the right to prove its claim in any proceeding, so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Grantor Claims.  Each Grantor hereby assigns such dividends and payments to the Secured Party for application against the Obligations in such order and in such manner as the Secured Party shall deem appropriate.  Should the Secured Party receive, for application upon the Obligations, any such dividend or payment which is otherwise payable to any Grantor, and which, as between such Grantor, shall constitute a credit upon the Grantor Claims, then upon payment in full of the Obligations, the intended recipient shall become subrogated to the rights of the Secured Party to the extent that such payments to the Secured Party on the Grantor Claims have contributed toward the liquidation of the Obligations, and such subrogation shall be with respect to that proportion of the Obligations which would have been unpaid if the Secured Party had not received dividends or payments upon the Grantor Claims.

Section 9.03

Payments Held in Trust

.  In the event that notwithstanding Section 9.01 and Section 9.02, any Grantor should receive any funds, payments, claims or distributions which is prohibited by such Sections, then it agrees: (a) to hold in trust for the Secured Party an amount equal to the amount of all funds, payments, claims or distributions so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Secured Party; and each Grantor covenants promptly to pay the same to the Secured Party.

Section 9.04 Liens Subordinate

.  Each Grantor agrees that, until all the Obligations are indefeasibly paid in full in cash, any Liens securing payment of the Grantor Claims shall be and remain inferior and subordinate to any Liens securing payment of the Obligations, regardless of whether such encumbrances in favor of such Grantor, the Secured Party presently exist or are hereafter created or attach.  Without the prior written consent of the Secured Party, no Grantor, during the period in which any of the Obligations are outstanding shall (a) exercise or enforce any creditor’s right it may have against any debtor in respect of the Grantor Claims, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any Lien held by it as security for the Grantor Claims.

Section 9.05 Notation of Records

.  Upon the written request of the Secured Party, all promissory notes and all accounts receivable ledgers or other evidence of the Grantor Claims accepted by or held by any Grantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Agreement.

Section 9.06

Contribution

. After all Obligations have been indefeasibly paid in full in cash and otherwise performed in full, and all obligations under each other Loan Document to which any Guarantor is a party have been paid and performed in full, all Guarantors that have made payments in respect of the Obligations shall be entitled to contribution from all other Guarantors, to the end that all such payments upon the Obligations shall be shared among all such Guarantors in proportion to their respective Net Worths; provided that the contribution obligations of each such Guarantor shall be limited to the maximum amount that it can pay at such time without rendering its contribution obligations voidable under applicable law relating to fraudulent conveyances or fraudulent transfers.  “Net Worth” means, at any time and for any Guarantor: (a) the fair value of such Guarantor’s assets (other than such right of contribution), minus (b) the fair value of such Guarantor’s liabilities (other than its liabilities under its guaranty of the Obligations and subject to the following sentence).  Further, each Grantor agrees that any indebtedness owing to it by another Grantor shall be deemed to be satisfied as a contribution of capital to such other Grantor to such extent that will result in the guarantees hereunder and the Liens created pursuant to the Loan Documents being enforceable against Grantors in proportion to their respective Net Worths without giving effect to such indebtedness by a Grantor to another Grantor to the maximum extent under applicable federal and state laws relating to fraudulent conveyances, fraudulent transfers or the insolvency of debtors and without rendering such contribution to capital voidable under applicable federal and state laws relating to fraudulent conveyances, fraudulent transfers or the insolvency of debtors.

ARTICLE X

Miscellaneous

Section 10.01

Waiver

.  No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges provided herein are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.  The exercise by the Secured Party of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, without limitation, any rights of set-off.

Section 10.02

Notices

.  All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier to the applicable party at the address for such party set forth in Schedule 1.  Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).

Section 10.03

Payment of Expenses, Indemnities, Etc

.

(dd)

Each Grantor agrees to pay or promptly reimburse the Secured Party for all advances, charges, costs and expenses (including, without limitation, all costs and expenses of holding, preparing for sale and selling, collecting or otherwise realizing upon the Collateral and all attorneys’ fees, legal expenses and court costs) incurred by the Secured Party in connection with the exercise of its respective rights and remedies hereunder, including, without limitation, any advances, charges, costs and expenses that may be incurred in any effort to enforce any of the provisions of this Agreement or any obligation of any Grantor in respect of the Collateral or in connection with (i) the preservation of the Lien of, or the rights of the Secured Party under this Agreement, (ii) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses incurred in any bankruptcy, reorganization, workout or other similar proceeding, or (iii) collecting against such Grantor under the guarantee contained in Article II or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party.

(ee)

Each Grantor agrees to pay, and to save the Secured Party harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, court costs and attorneys’ fees incurred because of, incident to, or with respect to, the Collateral (including, without limitation, any exercise of rights or remedies in connection therewith) or the execution, delivery, enforcement, performance and administration of this Agreement.  All amounts for which any Grantor is liable pursuant to this Section 10.03 shall be due and payable by such Grantor to the Secured Party upon demand.

Section 10.04

Amendments in Writing

.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by in writing, executed by the party against whom enforcement thereof is sought.

Section 10.05

Successors and Assigns

.  This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Party and its successors and assigns; provided that, no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

Section 10.06

Invalidity

.  In the event that any one or more of the provisions contained in this Agreement or in any of the Loan Documents to which a Grantor is a party shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or such other Loan Document.

Section 10.07

Counterparts

.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

Section 10.08

Survival

.  The obligations of the parties under Section 10.03 shall survive the repayment of the Obligations.  To the extent that any payments on the Obligations or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Secured Party’s Liens, security interests, rights, powers and remedies under this Agreement and each Security Document shall continue in full force and effect.  In such event, each Security Document shall be automatically reinstated and each Grantor shall take such action as may be reasonably requested by the Secured Party to effect such reinstatement.

Section 10.09

Captions

.  Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

Section 10.10

No Oral Agreements

.  The Loan Documents embody the entire agreement and understanding between the parties and supersede all other agreements and understandings between such parties relating to the subject matter hereof and thereof.  The Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

  Section 10.11

Governing Law; Submission to Jurisdiction

.

(a)

This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

(b)

Any legal action or proceeding with respect to this Agreement or any other Loan Documents to which a Grantor is a party shall be brought in the courts of the State of California or of the United States of America for the Central District of California, Southern Division, and each of the Secured Party and the Grantors hereby accepts for itself and (to the extent permitted by law) in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  Each of the Secured Party and the Grantors hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.  This submission to jurisdiction is non-exclusive and does not preclude the Secured Party from obtaining jurisdiction over such Grantor in any court otherwise having jurisdiction.

(c)

Each of the Secured Party and the Grantors irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Person at the address specified for such Person in Schedule 1 hereto, such service to become effective thirty (30) days after such mailing.  Nothing herein shall affect the right of Secured Party, or any holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against such Grantor in any other jurisdiction.

(d)

Each Grantor and the Secured Party hereby (i) irrevocably and unconditionally waive, to the fullest extent permitted by law, trial by jury in any legal action or proceeding relating to this Agreement or the Notes and for any counterclaim therein; (ii) irrevocably waive, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such litigation any special, exemplary, punitive or consequential damages, or damages other than, or in addition to, actual damages; (iii) certify that no party hereto nor any representative or agent of counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waivers, and (iv) acknowledge that it has been induced to enter into this Agreement, the Notes and the transactions contemplated hereby and thereby by, among other things, the mutual waivers and certifications contained in this Section 10.11.

Section 10.12

Acknowledgments

.  Each Grantor hereby acknowledges that:

(ff)

it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(gg)

the Secured Party does not have any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Secured Party, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(hh)

no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Party and the Grantors.

(ii)

Each of the parties hereto specifically agrees that it has a duty to read this Agreement and the Security Documents and agrees that it is charged with notice and knowledge of the terms of this Agreement and the Security Documents; that it has in fact read this Agreement and is fully informed and has full notice and knowledge of the terms, conditions and effects of this Agreement; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the Security Documents; and has received the advice of its attorney in entering into this Agreement and the Security Documents; and that it recognizes that certain of the terms of this Agreement and the Security Documents result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability.  Each party hereto agrees and covenants that it will not contest the validity or enforceability of any exculpatory provision of this Agreement and the Security Documents on the basis that the party had no notice or knowledge of such provision or that the provision is not “conspicuous.”

(jj)

Each Grantor warrants and agrees that each of the waivers and consents set forth in this Agreement are made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Grantor otherwise may have against the Maker, any other Grantor, the Secured Party or any other Person or against any collateral.  If, notwithstanding the intent of the parties that the terms of this Agreement shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

Section 10.13

Releases

.

(kk)

Release Upon Payment in Full.  The grant of a security interest hereunder and all of rights, powers and remedies in connection herewith shall remain in full force and effect until the Secured Party has (i) retransferred and delivered all Collateral in its possession to the Grantors, and (ii)(i) executed a written release or termination statement and reassigned to the Grantors without recourse or warranty any remaining Collateral and all rights conveyed hereby.  Upon the complete payment of the Obligations and the compliance by the Grantors with all covenants and agreements hereof, the Secured Party, at the written request and expense of the Maker, will promptly release, reassign and transfer the Collateral to the Grantors and declare this Agreement to be of no further force or effect.

(ll)

Retention in Satisfaction.  Except as may be expressly applicable pursuant to Section 9-620 of the UCC, no action taken or omission to act by the Secured Party hereunder, including, without limitation, any exercise of voting or consensual rights or any other action taken or inaction, shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and the Obligations shall remain in full force and effect, until the Secured Party shall have applied payments (including, without limitation, collections from Collateral) towards the Obligations in the full amount then outstanding or until such subsequent time as is provided in Section 10.13.

Section 10.14

Reinstatement

.  The obligations of each Grantor under this Agreement (including, without limitation, with respect to the guarantee contained in Article II and the provision of collateral herein) shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Maker or any Grantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Maker or any Grantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

Section 10.15

Acceptance

.  Each Grantor hereby expressly waives notice of acceptance of this Agreement, acceptance on the part of the Secured Party being conclusively presumed by the request for this Agreement and delivery of the same to the Secured Party.

[SIGNATURES ON NEXT PAGES]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

MAKER:	VOYANT INTERNATIONAL CORPORATION
a Nevada corporation, as the Maker

By:
Name:
Title:

GUARANTORS:	ROCKETSTREAM, INC.
a Nevada corporation, as a Guarantor

By:
Name:
Title:

ZEROS & ONES TECHNOLOGIES, INC.
a Delaware corporation, as a Guarantor

By:
Name:
Title:

SECURED PARTY:	Acknowledged and Agreed to as
of the date first above written by:
THE BROWN FAMILY TRUST,
an Alaskan trust, as Secured Party

By:
Name:
Title:

SIGNATURE PAGE

GUARANTEE AND COLLATERAL AGREEMENT

Schedule 1

NOTICE ADDRESSES OF SECURED PARTY AND GRANTORS

if to any Grantor, to such Grantor: c/o Dana Waldman, CEO Voyant International Corporation 444 Castro Street, Suite 318 Mountain View, CA 94041 Fax: (650) 691-4458
with a copy to: Richardson & Patel LLP 10900 Wilshire Boulevard, Suite 500 Los Angeles, CA 90024 Attn: Itai Klein Fax: (310) 208-1154
if to the Secured Party, to: The Brown Family Trust Brothers Wealth Management, LLC 815-A Brazos Street #228 Austin, TX 78701 Attn: W. Jeff Black
with a copy to: Thompson & Knight L.L.P. 1722 Routh Street, Suite 1500 Dallas TX 75201 Attn: William J. Schuerger, Esq.

Schedule 1 - 1

Schedule 2

DESCRIPTION OF PLEDGED SECURITIES

Pledged Securities:

Owner	Issuer	Class of Stock or other Equity Interest	Percentage of Ownership or Number of Initial Units Owned	Certificate Number(s)	Certificated or Uncertificated

Voyant International Corporation	RocketStream, Inc.	Common	100%	RSI-001	Certificated
Voyant International Corporation	Zeros & Ones Technologies, Inc.	Common	90%	ZOT1141	Certificated

Schedule 2 - 1

Schedule 3

FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

Voyant International Corporation – Nevada Secretary of State

RocketStream, Inc. – Nevada Secretary of State

Zeros & Ones Technologies, Inc. – Delaware Secretary of State

Other Actions Necessary for Perfection:

1.

Delivery to Secured Party of all Pledged Securities consisting of certificated securities, in each case properly endorsed for transfer or in blank.

2.

Security interest filings with the United States Patent and Trademark Office.

3.

Security interest filings with the United States Copyright Office.

4.

Delivery to Secured Party of original promissory notes.

Schedule 3 - 1

Schedule 4

CORRECT LEGAL NAME, LOCATION OF JURISDICTION OF ORGANIZATION, ORGANIZATIONAL IDENTIFICATION NUMBER, TAXPAYOR IDENTIFICATION NUMBER AND CHIEF EXECUTIVE OFFICE

1.

Voyant International Corporation, a Nevada corporation

Organizational Identification Number:

C8415-1988

Taxpayor Identification Number:

88-0241079

Chief Executive Office: 444 Castro Street, Suite 318, Mountain View, California, 94041

2.

RocketStream, Inc., a Nevada corporation

Organizational Identification Number:

E0254333006-1

Taxpayor Identification Number:

20-4862721

Chief Executive Office: 444 Castro Street, Suite 318, Mountain View, California, 94041

3.

Zeros & Ones Technologies, Inc., a Delaware corporation

Organizational Identification Number:

3433186

Taxpayor Identification Number:

95-4884140

Chief Executive Office: 444 Castro Street, Suite 318, Mountain View, California, 94041

Schedule 4 - 1

Schedule 5

PRIOR NAMES, PRIOR CHIEF EXECUTIVE OFFICE, LOCATION OF TANGIBLE ASSETS WITH RESPECT TO MAKER AND THE GUARANTORS

Prior Names: Prior Names: Tokyo Raiders, Inc., Zeroes & Ones, Inc.

Prior Chief Executive Offices:

1327 Ocean Avenue, Suite E, Santa Monica, CA 90401

1299 Ocean Avenue, Suite 900, Santa Monica, CA 90401

7119 Sunset Blvd #318, Los Angeles, CA 90046

530 Lytton Avenue, 2nd Floor, Palo Alto, CA 94301

Locations of tangible assets: 444 Castro Street, Suite 318, Mountain View, CA 94041

Schedule 5 - 1

Schedule 6

INTELLECTUAL PROPERTY

Patents and Patent Licenses: See Schedule 6-a attached hereto

Copyrights: See Schedule 6-b attached hereto

Trademarks and Trademark Licenses: See Schedule 6-c attached hereto

Domain Names: See Schedule 6-d attached hereto

Schedule 6 - 1

Schedule 6a

Patents, Pending Patent Applications, and Licensed Patents

Country	Title	App.No./ Reg. No.	Owner	Filing Date	Issue Date	Licensor	Licensee
USA	Adaptive digital symbol recovery for amplitude phased keyed digital communication systems	5,898,737	Lockheed Martin Corporation		4/27/99	Lockheed Martin	Voyant
USA	Adaptive equalizer and method for operation at high symbol rates	5,414,732	Lockheed Martin Corporation		5/9/95	Lockheed Martin	Voyant
USA	Programmable digital linear and nonlinear transversal equalizer	5,751,769	Lockheed Martin Corporation		5/12/98	Lockheed Martin	Voyant
USA	Use of bandwidth efficient modulation techniques in a wavelength division multiplexed optical link	6,407,837	Lockheed Martin Corporation		6/18/02	Lockheed Martin	Voyant
USA	Use of higher order modulation techniques to transmit large aggregate data rates on an optical link with relatively low speed electronics	6,522,697	Lockheed Martin Corporation		2/18/03	Lockheed Martin	Voyant
USA	Use of higher order modulation techniques to transmit information on passbands of a dispersion-limited fiber link	6,362,903	Lockheed Martin Aerospace Corporation		3/26/02	Lockheed Martin	Voyant
USA	Modulating array QAM transmitter	5,612,651	Lockheed Martin Corporation		3/18/97	Lockheed Martin	Voyant

Schedule 6a - 1

USA	Wideband vector modulator which combines outputs of a plurality of QPSK modulators	5,463,355	Lockheed Martin Corporation		10/31/95	Lockheed Martin	Voyant
USA	Trellis coded modulation system employing a flexible trellis coded modulation decoder	6,690,738	Lockheed Martin Corporation		2/10/04	Lockheed Martin	Voyant
USA	Modulating array transmitter and method having improved on-off keying	5,917,384	Lockheed Martin Corporation		6/29/99	Lockheed Martin	Voyant
USA	Use of bandwidth efficient modulation techniques in a wavelength division multiplexed optical link	6,407,837	Lockheed Martin Corporation		6/18/02	Lockheed Martin	Voyant
USA	Parallel decimator adaptive filter and method for all-rate gigabit-per-second modems	6,889,238	Lockheed Martin Corporation		5/3/05	Lockheed Martin	Voyant
USA	Method and Apparatus for an Optical Subcarrier Multiplexed (OSCM) Communication Network Ring Having a Continuous Optical Path	09/648279	Voyant	8/23/00		N/A	N/A
USA	Apparatus and Method for Adaptive Performance Level Control in an Optical Subcarrier Multiplexed (OSCM) Communication Network	09/649475	Voyant	8/28/00		N/A	N/A
USA	Fiber Optic Terminal System Employing Subcarrier Multiplexing for High Capacity Optical Data Transport	09/648714	Voyant	8/25/00		N/A	N/A

Schedule 6a - 2

USA	Dual Core Protection System For A WDM Network	09/580027	Voyant	5/26/00	N/A	N/A
USA	Identical Frame/Data Reconstruction of High Rate Optical Signals Using Parallel Transmission	09/648709	Voyant	8/25/01	N/A	N/A
USA	Intelligent Power Controller	09/449007	Voyant	11/24/99	N/A	N/A
USA	System and Method of Simulating a Star Network Topology	09/232132	Voyant	1/16/99	N/A	N/A
USA	Closed Loop Amplified Rings Including Lossy Spans	09/672113	Voyant	9/27/00	N/A	N/A
USA	Data Transfer Acceleration System and Associated Methods	tbd	Voyant	7/31/08	N/A	N/A
USA	Techniques for Broadband Communications for Aircraft	61/014,539	Voyant	3/18/07	N/A	N/A

Schedule 6a - 3

Schedule 6b

Registered Copyrights

[None]

Schedule 6b - 1

Schedule 6c

Pending Federal Trademark Applications

Country	Mark	Ser. No./Reg. No.	Filing Date	Reg. Date	Owner
US	CONSCIOUS CONTENT	78/823,233	February 24, 2006	N/A	Voyant International Corporation
US	ROCKETSTREAM	77/559,115	August 29, 2008	N/A	Voyant International Corporation
US	ROCKETSTREAM and Design	77/559,170	August 29, 2008	N/A	Voyant International Corporation

Schedule 6c - 1

Schedule 6d

Registered Domain Names

Domain name (SLD)	TLD	Renewal Date	Auto
fortunatewomen	net	6/16/2009	No
fortunatewomen	org	6/16/2009	No
fortunatewomen	tv	6/16/2009	No
rocketconnect	biz	11/19/2010	No
rocketstream	com	2/14/2010	Yes
rocketstream	jp	10/31/2009	Yes
rocketstream	net	2/14/2010	Yes
rocketumi	com	1/24/2010	Yes
rocketumi	jp	10/31/2009	Yes
rocketumi	net	7/18/2009	Yes
vouyant	com	3/10/2009	No
vouyant	net	3/10/2009	No
voyant	net	11/4/2009	Yes
voyantabs	com	3/27/2010	No
voyantabs	net	3/27/2010	No
voyantaudio	com	4/3/2009	No
voyantblog	net	7/14/2010	Yes
voyantcontent	com	4/3/2009	No
voyantdigital	com	4/3/2009	No
voyantdigitalmedia	com	8/11/2010	Yes
voyantdigitalmedia	net	8/11/2010	Yes
voyantdigitalmedia	org	8/11/2010	Yes
voyantentertainment	com	3/10/2010	Yes
voyantinteractive	com	3/10/2009	No
voyantinternational	com	4/13/2009	Yes
voyantinternational	net	4/13/2009	Yes
voyantlive	com	4/3/2009	No
voyantmusic	com	4/3/2009	No
voyantnetworks	com	4/4/2009	No
voyantprods	com	4/4/2009	No
voyantproductions	com	4/3/2010	Yes
voyantsports	com	4/3/2009	No

Schedule 6d - 1

voyantstudios	com	3/10/2009	No
voyantvideo	com	4/3/2009	No
voyantweb	com	4/3/2009	No
voyyant	com	3/15/2009	No
voyyant	net	3/15/2009	No
vuoyant	com	3/10/2009	No
vuoyant	net	3/10/2009	No
whitespaceradio	biz	11/5/2010	Yes
whitespaceradio	org	11/6/2010	Yes
whitespaceradios	biz	5/29/2010	No
whitespaceradios	org	5/30/2010	No
voyant	aero	monthly	Yes

Schedule 6d - 2

Schedule 7

INTERESTS OF OTHER PERSONS IN PROPERTY OF THE GRANTORS

WAA, LLC has a security interest in the assets sold in November, 2006.

Schedule 7- 1